EXHIBIT 10.10

FORM OF
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to the Securities Purchase Agreement dated February 28, 2006 (this “Amendment”), by and among uBid.com Holdings, Inc., a Delaware corporation formerly known as Cape Coastal Trading Corporation, a Delaware corporation (the “Company”), uBid, Inc., a Delaware corporation with headquarters located at 8550 West Bryn Mawr Avenue, Suite 200, Chicago, IL 60631 (“uBid”) and the investors listed on the Schedule of Investors attached to Exhibit A-1 or A-2 to that certain Securities Purchase Agreement (the “Original Agreement”) dated December 22, 2005 (individually, an “Investor” and collectively, the “Investors”).

RECITALS

A.    The Company, uBid and the Investors have determined that the Original Agreement contained an error in Section 1.1 that requires correction;

B.    The Company, uBid and the Investors desire to correct this error in Section 1.1 by amending the Original Agreement pursuant to the terms of this Amendment; and

C.    The Investors executing this Amendment are the holders of at least two-thirds (2/3) of the Registrable Securities (as such term is defined in the Original Agreement).

NOW, THEREFORE, IN CONSIDERATION of the foregoing Recitals, which are fully incorporated into the Original Agreement as amended by this Amendment, and the mutual covenants and conditions set forth herein, the parties agree as follows:

1.    Amendment to Section 1.1. The parties hereto agree that the defined term “Eligible Market” and the definition thereof contained in Section 1.1 of the Original Agreement shall be deleted and replaced in its entirety with the following:

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ National Market, The NASDAQ Capital Market and the NASD OTC Bulletin Board.”

2.    No Other Amendment. The parties hereto agree that all other provisions of the Original Agreement, unless amended by this Amendment, shall remain in full force and effect, without amendment.

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IN WITNESS WHEREOF, this Amendment No. 1 to the Securities Purchase Agreement dated February 28, 2006, is executed as of the date first written above.

UBID.COM HOLDINGS, INC.

By:______________________________
Its:______________________________

UBID, INC.

By:______________________________
Its:______________________________

INVESTORS:
[NAME OF INVESTOR]

By:______________________________
Its:______________________________